Exhibit 10.5

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

This ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of April 21, 2026 (the “Effective Date”), by and between Abbeville Crossing of Journey Propco LLC and Eastman Trails of Journey Propco LLC, each a Georgia limited liability company (individually and collectively, “Assignor”) and GA SNF Abbeville GA LLC and GA SNF Eastman GA LLC, each a Delaware limited liability company (together with their successors and assigns, collectively, the “Assignee”). Assignor and Assignee are sometimes referred to herein, collectively, as the “Parties”.

RECITALS

A. Pursuant to that certain Purchase and Sale Agreement dated as of March 5, 2026, by and among each entity listed as a “Seller” on Schedule A attached hereto (collectively, “Sellers”) and Assignor (whose names were incorrectly stated as Abbeville Crossing Propco of Journey LLC and Eastman Trails Propco of Journey LLC, respectively) (collectively, the “Purchase Agreement”), Sellers have agreed to sell, and Assignor have agreed to purchase, those certain parcels of improved real property and other related assets located at the addresses set forth on Schedule A attached hereto and more particularly described in the Purchase Agreement (collectively, the “Properties”), subject to the term and conditions therein.

B. Assignee is a Purchaser’s Permitted Assignee pursuant to Section 19 of the Purchase Agreement.

C. Assignor desires to assign to Assignee, and Assignee desires to assume from Assignor, all of Assignor’s right, title and interest in and to the Purchase Agreement with respect to the Properties, subject to the terms and conditions contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the conditions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Defined Terms; Recitals. Any capitalized term used, but not otherwise defined, in this Agreement shall have the meaning ascribed to such term in the Purchase Agreement. The Recitals above are incorporated in this Agreement as if fully set forth in this Section 1 and the Parties, for themselves and on behalf of their affiliates, hereby acknowledge the matters set forth therein.

2. Assignment and Assumption of Purchase Agreement. Assignor hereby transfers, conveys, assigns and sets over to Assignee all of Assignor’s right, title and interest in and to the Purchase Agreement, including, but not limited to, the Deposit. Assignee hereby accepts the foregoing assignment of the Purchase Agreement and assumes all of Assignor’s right, title, and interest in and to, and obligations under, the Purchase Agreement, including, but not limited to, the obligation to pay the Purchase Price.

3. Representations. For the benefit of Sellers, Assignee hereby makes each and every representation and warranty made by Assignor in the Purchase Agreement.

4. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Georgia, exclusive of its conflicts of laws provisions.

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5. Further Assurances. Assignor and Assignee each agrees that it will do, execute, acknowledge, and deliver, or cause to be done, executed, acknowledged, and delivered, as applicable, all such further acts, assignments, transfers, documents, conveyances and assurances as may be reasonably required, to carry out the intent of this Agreement.

6. Entire Agreement; Modifications; Successors and Assigns. This Agreement constitutes the entire understanding between the Parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and preliminary agreements. This Agreement may not be modified or amended except in writing signed by the Parties and Sellers. This Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the heirs, successors and assigns of the Parties.

7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed to be an original and all of which, when taken together, will be deemed to be but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by fax, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page or Docusign shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

ASSIGNOR:

ABBEVILLE CROSSING OF JOURNEY PROPCO LLC, a Georgia limited liability company

By:
Name:
Title:

EASTMAN TRAILS OF JOURNEY PROPCO LLC, a Georgia limited liability company

By:
Name:
Title:

[Signature Page of Assignment of Purchase Agreement – GA 2-Pack (Follow on)]

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ASSIGNEE:

GA SNF ABBEVILLE GA LLC, a Delaware limited liability company

By:
Name:
Title:

GA SNF EASTMAN GA LLC, a Delaware limited liability company

By:
Name:
Title:

[Signature Page of Assignment of Purchase Agreement – GA 2-Pack (Follow on)]

Schedule A

Properties; Sellers

Facility Name	Facility Address	Sellers	Existing Operators
Glen Eagle Healthcare and Rehab	206 Main Street E, Abbeville, Georgia	Global Abbeville Property, LLC	Global Abbeville, LLC
Eastman Healthcare and Rehab	556 Chester Highway, Eastman, Georgia	DODGE NH, LLC	Global Eastman, LLC